UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2012

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard

South San Francisco, CA 94080

(Address of principal executive offices)

94080

(Zip Code)

Registrant’s telephone number, including area code: (650) 624-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                Other Events.

On December 13, 2012, Rigel Pharmaceuticals, Inc. issued a press release entitled “AstraZeneca Announces Top-Line Results of OSKIRA-4 Phase IIb Study of Fostamatinib as a Monotherapy for Rheumatoid Arthritis,” a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits.

(d)                                                         Exhibits.

Exhibit	Description
99.1	Press Release, dated December 13, 2012, entitled “AstraZeneca Announces Top-Line Results of OSKIRA-4 Phase IIb Study of Fostamatinib as a Monotherapy for Rheumatoid Arthritis.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2012		RIGEL PHARMACEUTICALS, INC.

	By:	/s/ Dolly A. Vance
Dolly A. Vance
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated December 13, 2012, entitled “AstraZeneca Announces Top-Line Results of OSKIRA-4 Phase IIb Study of Fostamatinib as a Monotherapy for Rheumatoid Arthritis.”